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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 23, 2002

                                KMART CORPORATION

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


MICHIGAN                   1-327                             38-0729500
--------------------------------------------------------------------------------
(STATE OR OTHER            (COMMISSION                       (IRS EMPLOYER
JURISDICTION OF            FILE NUMBER)                      IDENTIFICATION NO.)
INCORPORATION)

        3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                    48084
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   248-463-1000


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT


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ITEM 9.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Kmart Corporation (the "Company") filed its monthly operating report for the period commencing October 31, 2002 and ended November 27, 2002 (the "Operating Report") with the United States Bankruptcy Court for the Northern District of Illinois, a copy of which is attached hereto as Exhibit 99, in connection with its voluntary petitions for reorganization under Chapter 11 of title 11 of the United States Bankruptcy Code in Case No. 02-B02474.

         The Company cautions readers not to place reliance upon the information contained therein. The Operating Report contains unaudited information, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Company also cautions readers to read the Cautionary Statement contained as part of the Operating Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

                   (c)     Exhibit.     Document Description

                           99 Monthly Operating Report for the Period October 31, 2002 to
                                        November 27, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Kmart Corporation
                                                   (Registrant)


Date:  December 23, 2002                        By:  /s/ A. A. Koch
                                                     ------------------------
                                                     A. A. Koch
                                                     Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit
Number   Document Description

99       Monthly Operating Report For The Period October 31, 2002 to
         November 27, 2002.









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